As filed with the Securities and Exchange Commission
                      on February __, 1998

                                     Registration No.
=================================================================

                SECURITIES AND EXCHANGE COMMISSION
                      Washington, D.C. 20549
                            ---------

                             FORM 8-A

        FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
            PURSUANT TO SECTION 12(b) OR 12(g) OF THE
                 SECURITIES EXCHANGE ACT OF 1934



     Coast Federal Litigation Contingent Payment Rights Trust
      (Exact Name of Registrant as Specified in Its Charter)

             Delaware                           13-7140975
(State of Incorporation or Organization)     (I.R.S. Employer
                                           Identification No.)
 E.A. Delle Donne Corporate Center
        Montgomery Building
         1011 Centre Road
       Wilmington, Delaware                     19805-1266
(Address of Principal Executive Offices)        (Zip Code)



If this Form relates to the        If this Form relates to the
registration of a class of         registration of a class of
securities pursuant to Section     securities pursuant to Section
12(b) of the Exchange Act and      12(g) of the Exchange Act and
is effective pursuant to           is effective pursuant to
General Instruction A.(c),         General Instruction A.(d),
check the following box.  [ ]      check the following box.  [X]


Securities Act registration file number to which this form relates: File No. 333-44155


Securities to be registered pursuant to Section 12(b) of the Act:

   Title of Each Class          Name of Each Exchange on Which
   to be so Registered          Each Class is to be Registered
   -------------------          ------------------------------
          None                                N/A


Securities to be registered pursuant to Section 12(g) of the Act:


            Contingent Payment Right Certificates
                       (Title of Class)

Item 1.  Description of Registrant's Securities to be Registered

           A description of the securities to be registered appears on page 16 through 25 (under the caption "Description of the CPR Certificates") of the form of prospectus included in the Registration Statement on Form S-4 (File No. 333-44155) of the registrant filed with the Securities and Exchange Commission on January 13, 1998. Such description, as amended or supplemented from time to time, is hereby incorporated by reference herein. In addition, since such description has been included in the form of prospectus filed by the registrant on January 16, 1998, pursuant to Rule 424(b) under the Securities Act of 1933, such prospectus is also hereby incorporated by reference herein.



Item 2.         Exhibits

           The following exhibits are incorporated herein by reference, pursuant to Rule 12b-32 of the Securities Exchange
Act of 1934:

1. Declaration of Trust of the registrant (incorporated by reference to Exhibit 3.1 to the registrant's Registration
     Statement on Form S-4).

2. Certificate of Trust of the registrant (incorporated by reference to Exhibit 3.2 to the registrant's Registration
     Statement on Form S-4).

3.   Form of Amended and Restated Declaration of Trust of Coast
     Federal Litigation Contingent Payment Rights Trust
     (incorporated by reference to Exhibit 4.1 to the registrant's Registration Statement on Form S-4).

4. Form of Commitment to be entered into between the registrant and H.F. Ahmanson & Company (incorporated by reference to
     Exhibit 10.1 to the registrant's Registration Statement on Form S-4).


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



                        SIGNATURE

           Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized.




                               COAST FEDERAL LITIGATION CONTINGENT
                               PAYMENT RIGHTS TRUST




Dated:  February 6, 1998       By: COAST SAVINGS FINANCIAL, INC., as
                                   Sponsor




                               By: /s/ Robert L. Hunt II
                                  -----------------------------------
                                   Name:  Robert L. Hunt II
                                   Title: President, Chief Operating
                                          Officer, and Director






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